Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Nadezda Bulicheva, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Elevated Concepts, Inc., for the fiscal year ended September 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Elevated Concepts, Inc.

Date:  December 22, 2008

                                      /s/ Nadezda Bulicheva
                                      -----------------------------------------
                                      Nadezda Bulicheva
                                      Secretary, Treasurer, C.F.O. and Director
                                     (Principal Financial Officer and
                                      Principal Accounting Officer)